                                  Exhibit 10.43

List of Senior Vice Presidents who have executed an Officer Severance Agreement:

Stuart K. Campbell                  Senior VP, Finance
Mary Lou Redshaw                    Senior VP, Client Services
Herbert B. Schneiderman             Senior VP, Medical Delivery Systems
Connie L. Van Fleet                 Senior VP, Chief Information Officer
Kathy Zorica                        Senior VP, Business Analysis and
                                    Product Management